SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 4, 2015

           BRIDGELINE DIGITAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33567	52-2263942
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

80 Blanchard Road

Burlington, MA 01803

(Address of principal executive offices, including zip code)

     (781) 376-5555

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 4, 2015, the Company filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Amendment”), with the Secretary of State of the State of Delaware to effect a 1-for-5 reverse stock split of the Company’s issued and outstanding common stock (the “Reverse Stock Split”).

As disclosed in Item 5.07 of this Current Report on Form 8-K, at a special meeting of the Company’s stockholders held on May 4, 2015 (the “Special Meeting”), the Company’s stockholders, by an affirmative vote of at least a majority of the shares of common stock outstanding and entitled to vote on the matters, approved the Reverse Stock Split.

As a result of the Reverse Stock split, every five shares of the Company’s issued and outstanding common stock will be automatically combined into one issued and outstanding share of the Company’s common stock, without any change in the par value per share. No fractional shares will be issued as a result of the Reverse Stock Split. Stockholders who otherwise would be entitled to receive a fractional share in connection with the Reverse Stock Split will have such fractional share rounded up to the nearest whole share.

The Certificate of Amendment will be effective as of 5:00 p.m. Eastern time on May 7, 2015, and commencing on May 8, 2015, trading of the Company’s common stock will continue on the NASDAQ Capital Market on a reverse stock split-adjusted basis. The Company’s trading symbol will remain “BLIN.” The new CUSIP number for the Company’s common stock following the Reverse Stock Split is 10807Q304.

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 4, 2015, the Company held a Special Meeting of the Company’s stockholders. The final results for the matters submitted to the stockholders at the Special Meeting are as follows:

Proposal 1: To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the outstanding shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), by a ratio of one-for-five.

For	Against	Abstain	Broker Non-Votes
18,053,073	581,654	11,148	--

Item 8.01 Other Events

On May 4, 2015, the Company issued a press release announcing the Reverse Stock Split. A copy of the press release is filed as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation
99.1	Press Release dated May 4, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGELINE DIGITAL, INC. (Registrant)

By:	/s/ Michael D. Prinn
Michael D. Prinn
Executive Vice President and Chief Financial Officer

Date: May 5, 2015

Exhibit Index

Exhibit No.	Description
3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation
99.1	Press Release dated May 4, 2015